                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 2)
                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                 August 9, 1999
               --------------------------------------------------
                        (Date of earliest event reported)


                               Rayovac Corporation
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             (Exact name of Registrant as specified in its charter)


        Wisconsin                      001-13615                    22-2423556
--------------------------    ----------------------------    ------------------------
        (State of                 (Commission File No.)             (IRS Employer
    Incorporation)                                              Identification No.)


                   601 Rayovac Drive, Madison, Wisconsin 53711
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          (Address of principal executive offices, including zip code)


                                 (608) 275-3340
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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This second amendment to the Company's Form 8-K amends and supplements certain of the exhibits thereto.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS


c)     EXHIBITS

EXHIBIT NUMBER           DESCRIPTION

2.1* Share Purchase Agreement made as of June 11, 1999, by and among the Company, Vidor Battery Company, Rayovac
                         Latin America, Ltd., substantially all the shareholders of ROV Limited, ROV Limited, ESB ROV Ltd., Duranmas,
                         S.A., certain second-tier subsidiaries of ROV Limited, Ray-O-Vac Overseas Corporation, and Alfredo J. Diez and
                         Richard T. Doyle, Jr., as selling group
                         representatives.

2.2* Form of Stock Purchase Agreement entered into on or around June 11, 1999, by and among the Company, Rayovac
                         Latin America, Ltd. and certain persons who hold minority interests in certain of the operating subsidiaries of Ray-O-Vac Overseas Corporation.

4.11* Second Amended and Restated Credit Agreement, dated as of August 9, 1999, by and among the Company, the lenders party thereto and Bank of America, N.A. as Administrative Agent.

4.12* Second Supplemental Indenture dated as August 6, 1999 by and among the Company, ROV Holding Inc., Rovcal,
                         Inc., Vidor Battery Company and HSBC Bank USA.

23.1                     Written consent of PricewaterhouseCoopers LLP.

99.1*                    Consolidated Financial Statements of ROV Limited and
                         Subsidiaries (with report of independent certified public accountants thereon).

99.2* Unaudited Condensed Consolidated Financial Statements of ROV Limited and Subsidiaries.

99.3                     Unaudited Pro Forma Condensed Consolidated Financial
                         Statements.

* previously filed

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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          RAYOVAC CORPORATION


Date:  October 26, 1999           By:
                                          /S/  Randall J. Steward
                                          ------------------------
                                          Name:  Randall J. Steward
                                          Title:     Executive Vice President of
                                          Administration and Chief Financial
                                          Officer


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